UAM FUNDS, INC.

DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio
DSI Balanced Portfolio

Institutional Class Shares

Supplement dated May 8, 1998
To the Prospectus dated January 22, 1998

The following information is provided to replace the list of investment professionals of the Adviser who are primarily responsible for the day-to-day management of the Portfolios and the additional members of the Adviser's team of professionals, as set forth on pages 31 through 33 under the heading "INVESTMENT ADVISER":

	Ronald L. McCullough, CFA, Managing Director,
Equity Investing, is the senior equity strategist and is responsible for all equity investments. He has 28 years of investment experience. Prior to joining Dewey Square, Mr. McCullough was
Senior Portfolio Manager and a member of the Trust Investment
Committee at Bank of Boston's Institutional Investment
Division. He has a BA from Harvard College and is a member of the Boston Security Analysts Society and the Institute of
Chartered Financial Analysts (CFA). Mr. McCullough currently manages the DSI Disciplined Value Portfolio. In addition, Mr.
McCullough co-manages the equity portion of the Balanced
Portfolio with Ms. Dewitz.

	Robert S. Stephenson, CPA, Senior Portfolio Manager, Equity, has 25 years of experience in the investment business and joined Dewey Square in 1991. He was most recently at The Putnam Management Company from 1978 to 1990 where he managed the Putnam Option Trust. He graduated from Rochester Institute of Technology with a BS and earned an MBA from Columbia University. Mr. Stephenson has co-managed the DSI Disciplined Value Portfolio since April 1993 with Mr. McCullough.

	Frederick C. Meltzer, Ph.D. Senior Portfolio Manager, Fixed Income, joined Dewey Square in 1995. Prior to that he was Managing Director of Fixed Income at World Asset Management. Previously, he held positions as Senior Manager of Fixed Income at PanAgora Asset Management and Senior
Fixed Income Portfolio Manager at The Boston Company. He has also held positions as Director of Research for the Farm Credit Banks Funding Corporation, Fixed Income Strategist at Chase Investors, and a staff economist at the Federal Reserve Bank of New York. He has 23 years of investment experience. Mr. Meltzer holds a MA in Economics from John Hopkins University and a Ph.D. in Economics from the University of Virginia. Mr. Meltzer currently co-manages the Limited Maturity Bond Portfolio and the DSI Money Market Portfolio with Mr. Thompson.

	David J. Thompson, CFA, Portfolio Manager, Fixed Income. David joined Dewey Square in 1997. Prior to joining Dewey Square, David was a member of Lord Abbett &
Company's High Grade Fixed Income Department. In his role as a Fixed Income Manager there, David was responsible for managing $800 million of assets for a variety of institutional clients including a 2(a)7 money market mutual fund. Earlier in his career, David spent three years at Brown Brothers Harriman & Company as an Assistant Portfolio Manager in the Global
Fixed Income Department. David has seven years of investment experience. David earned a BS degree in finance and economics from Manhattan College. David earned his CFA in 1995. Mr. Thompson currently co-manages the DSI Money Market
Portfolio and DSI Limited Maturity Bond Portfolio with Mr. Meltzer as well as the fixed income portion of the DSI Balanced Portfolio with Mr. Clancy.

	Robert P. Clancy, Senior Portfolio Manager, Fixed
Income, joined Dewey Square in 1994. Prior to that, he was a Vice President at Standish, Ayer & Wood responsible for the management of institutional bond portfolios, synthetic GICs and quantitative research. Previously, he worked as a Vice President at First Boston Company working primarily with insurance company and structured bond portfolios. Prior to that, Mr. Clancy worked for State Street Bank and John Hancock
Mutual Life Insurance Company. He has 18 years of investment experience and is a Fellow of the Society of Actuaries and a recipient of the Halmstad Prize for his research paper on options on bonds. Mr. Clancy holds a BS from Brown University. Mr.
Clancy co-manages the fixed income portfolio of the DSI
Balanced Portfolio with Mr. Thompson.

Additional members of the Dewey Square's team of professionals are:

	Peter M. Whitman, Jr., President & Chief Investment Officer, is part of the team that founded Dewey Square in 1984. He was appointed President in 1988 and was previously
Managing Director of Fixed Income, a position he held for seven years. Prior to the formation of Dewey Square, he served as Head of Fixed Income for the Bank of Boston's Institutional Investment Division. He joined the Bank of Boston in 1971 as a Credit Analyst and was appointed head of Fixed Income
Research in 1975. He has 29 years of investment experience.
Mr. Whitman holds a BA from Harvard College and an MBA from the New York University Graduate School of Business.
Mr. Whitman also serves as a Director/Trustee of the UAM
Funds, which are mutual funds managed by various United Asset Management affiliates. He is a member and former Director of the Boston Security Analysts Society and a member and former President of the Boston Economics Club.

	Eva S. Dewitz, Senior Portfolio Manager, Equity, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, she was a Portfolio Manager and Research Analyst for the Bank of Boston's Institutional Investment Division, which she joined in 1970. She has 27 years of investment experience. Ms. Dewitz is a member of the Boston Security Analysts Society. She holds a BA from Smith College and an MBA from Northeastern University. Ms. Dewitz currently co-manages the equity portfolio of the DSI Balanced Portfolio with Mr. McCullough.

	Scott D. Pitz, CFA, Senior Quantitative Analyst & Portfolio Manger, Equity, joined Dewey Square in 1985. He is responsible for Dewey Square's quantitative research. Prior to his current responsibilities, he was in charge of all the operational/systems functions at Dewey Square. He has 12 years of investment experience. Mr. Pitz is a member of the Institute of Chartered Financial Analysts and the Boston Security Analysts Society. He holds a BS from Middlebury College and an MBA from Northeastern University.

	William M. Sloan, Senior Portfolio Manager, Equity.
Bill joined Dewey Square in 1995 after the consolidation of HT Investors with Dewey Square. Bill was President of HT
Investors from 1988 through 1995. From 1985 through 1988 he managed the U.S. Equity Portfolio for Sun Life of Canada. Prior to that he held positions as a Portfolio Manager for HT Investors and Rhode Island Hospital Trust National Bank. He has 28 years of investment experience. Bill holds a BA from Princeton University.